SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): November 18, 2020

(November 18, 2020)

Bausch Health Companies Inc.

(Exact Name of Registrant as Specified in Its Charter)

British Columbia, Canada	001-14956	98-0448205
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2150 St. Elzéar Blvd. West

Laval, Quebec

Canada H7L 4A8

(Address of Principal Executive Offices)(Zip Code)

514-744-6792

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BHC	New York Stock Exchange, Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.04.	Triggering Event That Accelerates or Increases a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On November 18, 2020, Bausch Health Companies Inc. (the “Company”) issued conditional notices of redemption to redeem in full its outstanding (i) €1,500.0 million aggregate principal amount of outstanding 4.50% Senior Notes due 2023 (the “Euro Notes”) and (ii) $233.0 million aggregate principal amount of 5.50% Senior Notes due 2023 (the “5.50% Notes” and, together with the Euro Notes, the “Existing Notes”). The redemptions are expected to occur on December 18, 2020 (the “Redemption Date”), subject to satisfaction or waiver by the Company of the Conditions (as defined below). The Euro Notes were issued under an indenture dated as of March 27, 2015, by and among the Company, the guarantors signatory thereto and The Bank of New York Mellon, as trustee, as supplemented and amended (the “March Indenture”) and the 5.50% Notes were issued under an indenture dated as of January 30, 2015, by and among the Company, the guarantors signatory thereto and The Bank of New York Mellon, as trustee, as supplemented and amended (the “January Indenture” and, together with the March Indenture, the “Indentures”). The Existing Notes will be redeemed pursuant to Article 3 of each Indenture if the applicable Conditions are satisfied or waived. The redemption price for the Euro Notes will be €1,000 per €1,000 principal amount and the redemption price for the 5.50% Notes will be $1,000 per $1,000 principal amount, in each case, plus accrued and unpaid interest to, but not including, the Redemption Date.

The redemption of the Euro Notes is conditioned upon the completion by the Company or its subsidiaries of one or more debt financings in an aggregate principal amount of at least $1.75 billion (the “Euro Condition”) and the redemption of the 5.50% Notes is conditioned upon the completion by the Company or its subsidiaries of one or more debt financings in an aggregate principal amount of at least $2.0 billion (the “5.50% Condition” and, together with the Euro Condition, the “Conditions”), each of which the Company expects to satisfy upon closing of the offering of the Notes (as defined below). Any such financings are subject to market and other conditions.

The foregoing is qualified by reference to the press release that is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 8.01 Other Events.

Unsecured Notes Offering

On November 18, 2020, the Company announced that it launched, priced and upsized an offering of $1.0 billion aggregate principal amount of 5.000% Senior Notes due 2029 (the “2029 Notes”) and $1.0 billion aggregate principal amount of 5.250% Senior Notes due 2031 (the “2031 Notes” and, together with the 2029 Notes, the “Notes”). The size of the offering reflects an increase of $250 million aggregate from the previously announced offering size of $1.75 billion. The offering price for the 2029 Notes was 100% of the principal amount thereof and the offering price of the 2031 Notes was 100% of the principal amount thereof. The Notes will be offered in the United States to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act.

The Company also issued press releases pursuant to Rule 135c under the Securities Act relating to the offering of the Notes. In accordance with Rule 135c(d) under the Securities Act, copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, which are incorporated herein by reference.

The foregoing is qualified by reference to the press releases that are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, which are incorporated herein by reference.

This Current Report on Form 8-K and the press releases attached hereto as Exhibits 99.1 and 99.2 do not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. These securities will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. The Notes have not been and will not be qualified for sale to the public by prospectus under applicable Canadian securities laws and, accordingly, any offer and sale of the securities in Canada will be made on a basis which is exempt from the prospectus requirements of such securities laws.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release announcing the launch of the notes offering and the conditional redemption of the Existing Notes, dated November 18, 2020

99.2	Press release announcing the pricing and upsize of the notes offering and the conditional redemption of additional series of the Existing Notes, dated November 18, 2020

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release announcing the launch of the notes offering and the conditional redemption of the Existing Notes, dated November 18, 2020

99.2	Press release announcing the pricing and upsize of the notes offering and the conditional redemption of additional series of the Existing Notes, dated November 18, 2020

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Paul S. Herendeen
Name:	Paul S. Herendeen
Title:	Executive Vice President, Chief Financial Officer

Date: November 18, 2020